UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 21, 2011

TIDELANDS BANCSHARES, INC.

(Exact Name of Registrant as Specified in Its Charter)

South Carolina	001-33065	02-0570232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

875 Lowcountry Blvd.

Mount Pleasant, South Carolina 29464

(Address, Including Zip Code of Principal Executive Offices)

(843) 388-8433

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                             Submission of Matters to a Vote of Security Holders

On December 19, 2011, Tidelands Bancshares, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”).  Of the 4,277,176 shares of the Company’s common stock outstanding as of October 20, 2011, 3,110,274 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 72.718% of the outstanding shares of common stock.  The following is a brief description of each matter submitted to a vote at the Annual Meeting as well as the number of votes cast with respect to each matter.  For more information about each of these proposals, please refer to the Company’s Proxy Statement filed with the Securities and Exchange Commission on November 8, 2011 (the “Proxy Statement”).

Proposal #1:         Election of Directors

The shareholders elected each of the following persons as a director to hold office until the 2012 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Michael W. Burrell	997,699	671,892	1,440,683
Alan D. Clemmons	991,034	678,557	1,440,683
John W. Gandy, CPA	1,129,622	539,969	1,440,683
Thomas H. Lyles	1,455,949	213,642	1,440,683
John T. Parker, Jr.	1,002,554	667,037	1,440,683
Mary V. Propes	1,003,905	665,686	1,440,683
Tanya D. Robinson	1,002,655	666,936	1,440,683
Larry W. Tarleton	1,160,786	508,805	1,440,683

Proposal #2:         Advisory Vote on Executive Compensation

The compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved by the shareholders as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
1,087,355	552,652	29,584	1,440,683

Proposal #3:                           Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation

The shareholders indicated their preference for an advisory vote on executive compensation once every three years, and the votes were cast as follows:

Three Years	Two Years	One Year	Abstained	Broker Non-Votes
790,685	65,115	788,508	25,283	1,440,683

As indicated in the Proxy Statement, the Company will honor the shareholders’ selection of three years as the frequency for advisory votes on executive compensation.

Proposal #4:                           Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Elliot Davis, LLC, an independent registered public accounting firm, to serve as the Company’s auditor during the fiscal year ended December 31, 2011, and the votes cast were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
3,005,554	98,737	5,983	0

SIGNATURES

Pursuant to requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

TIDELANDS BANCSHARES, INC.

	By:	/s/ Thomas H. Lyles
Thomas H. Lyles
Title: Chief Executive Officer

Date: December 21, 2011